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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2008 (December 23, 2008)

Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15658 (Commission File Number)	47-0210602 (IRS employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant's telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On December 23, 2008, Level 3 Communications, Inc. (the "Company") completed each of its tender offers (the "2010 Tender Offers") to purchase for cash any and all of its outstanding 2.875% Convertible Senior Notes due 2010 ("2010 Senior Notes") and 6% Convertible Subordinated Notes due 2010 ("2010 Subordinated Notes").

        In accordance with the terms of each 2010 Tender Offer, the Company accepted for payment $162,718,000 principal amount of its 2010 Senior Notes at a purchase price of $620.00 per $1,000 principal amount of such notes and $173,571,000 principal amount of its 2010 Subordinated Notes at a purchase price of $700.00 per $1,000 principal amount of such notes, plus, with respect to each such series of notes, accrued and unpaid interest up to, but not including, December 24, 2008.

        In addition, on December 23, 2008, the Company waived the condition to its obligation to accept for payment, and to pay for, any of its outstanding 6% Convertible Subordinated Notes due 2009 (the "2009 Subordinated Notes") validly tendered pursuant to the tender offer for such notes (the "2009 Tender Offer"), that there have been validly tendered and not withdrawn on or prior to the expiration date of the 2009 Tender Offer at least $135,000,000 principal amount of 2009 Subordinated Notes. The Company has also extended the expiration date of the 2009 Tender Offer to 12:00 midnight, New York City time, on December 30, 2008, and the 2009 Tender Offer remains subject to all other terms and conditions set forth in the Offer to Purchase dated November 17, 2008, as modified prior to the date hereof.

        As of 12:00 noon, New York City time, on December 23, 2008, an aggregate of $129,421,000 principal amount of the 2009 Subordinated Notes had been validly tendered in the 2009 Tender Offer.

        On December 23, 2008, the Company issued a press release announcing the results of the 2010 Tender Offers and the extension of the expiration date for the 2009 Tender Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired

  None

  (b)
  Pro Forma Financial Information

  None

  (c)
  Shell Company Transactions

  None

  (d)
  Exhibits

  99.1
  Press Release, dated December 23, 2008, relating to the completion of the 2010 Tender Offers and the extension of the 2009 Tender Offer.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.
By:	/s/ NEIL J. ECKSTEIN Name: Neil J. Eckstein Title: Senior Vice President

Date: December 24, 2008

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES